APPENDIX  3B
NEW  ISSUE  ANNOUNCEMENT
================================================================================


                                                Rule 2.7, 3.10.3, 3.10.4, 3.10.5

                                  APPENDIX 3B

                            NEW ISSUE ANNOUNCEMENT,
               APPLICATION FOR QUOTATION OF ADDITIONAL SECURITIES
                                  AND AGREEMENT

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced  1/7/96.  Origin:  Appendix  5.  Amended  1/7/98,  1/9/99,  1/7/2000,
30/9/2001, 11/3/2002, 1/1/2003.


Name of entity
--------------------------------------------------------------------------------
PROGEN INDUSTRIES LIMITED
--------------------------------------------------------------------------------

ABN
--------------------------------------
82 010 975 612
--------------------------------------

We (the entity) give ASX the following information.


PART 1  -  ALL ISSUES
You must complete the relevant sections (attach sheets if there is not enough space).


                                               -------------------------------------------------
1    +Class of +securities issued or to be     Ordinary shares
     issued
                                               -------------------------------------------------

                                               -------------------------------------------------
2    Number  of +securities issued or to       4,000 Ordinary shares
     be issued (if known) or maximum
     number which may be issued
                                               -------------------------------------------------

                                               -------------------------------------------------
3    Principal terms of the +securities (eg,   Employee options exercised in terms of the
     if options, exercise price and expiry     Employee Option Scheme.
     date; if partly paid +securities, the
     amount outstanding and due dates
     for payment; if +convertible
     securities, the conversion price and
     dates for conversion)
                                               -------------------------------------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


1/1/2003                                                      Appendix 3B Page 1

                                                  ------------------------------------------------
4    Do the +securities rank equally in all       Yes
     respects from the date of allotment
     with an existing +class of quoted
     +securities?

     If the additional securities do not          Not Applicable
     rank equally, please state:
     -  the date from which they do
     -  the extent to which they
        participate for the next dividend,
        (in the case of a trust, distribution)
        or interest payment
     -  the extent to which they do not
        rank equally, other than in relation
        to the next dividend, distribution or
        interest payment
                                                  ------------------------------------------------

                                                  ------------------------------------------------
5    Issue price or consideration                 $   2.50 per share
                                                  ------------------------------------------------

                                                  ------------------------------------------------
6    Purpose of the issue
     (If issued as consideration for the          Options converted into ordinary shares at $2.50
     acquisition of assets, clearly identify      per share in terms of the Prospectus issued in
     those assets)                                November 2003.
                                                  ------------------------------------------------

                                                  ------------------------------------------------
7    Dates of entering +securities into           06 October 2004.
     uncertificated holdings or
     despatch of certificates
                                                  ------------------------------------------------

                                                  ------------------------------------------------
                                                  Number           +Class
                                                  ------------------------------------------------
8    Number and +class of all                     34,941,063       Ordinary shares
     +securities quoted on ASX                     3,736,713       Options which expire
     (including the securities in clause on                        31 May 2005
     2 if applicable)

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
=================================================================================


---------------------------------------------------------------------------------
                                             Number          +Class
---------------------------------------------------------------------------------
9    Number and +class of all                  952,020       Options for Ordinary
     +securities not quoted on ASX                           shares
     (including the securities in clause     1,951,050       Options for Ordinary
     2 if applicable)  same terms as those                   shares issued on the
                                                             options issued to
                                                             shareholder in
                                                             November 2003.
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
10   Dividend policy (in the case of a       Not Applicable.
     trust, distribution policy) on the
     increased capital (interests)
---------------------------------------------------------------------------------

PART 2 - BONUS ISSUE OR PRO RATA ISSUE

                                                    -----------------------------
11   Is security holder approval                    Not Applicable.
     required?
                                                    -----------------------------

                                                    -----------------------------
12   Is the issue renounceable or non-              Not Applicable.
     renounceable?
                                                    -----------------------------

                                                    -----------------------------
13   Ratio in which the +securities will            Not Applicable.
     be offered
                                                    -----------------------------

                                                    -----------------------------
14   +Class of +securities to which the            Not Applicable.
     offer relates
                                                    -----------------------------

                                                    -----------------------------
15   +Record date to determine                     Not Applicable.
     entitlements
                                                    -----------------------------

                                                    -----------------------------
16   Will holdings on different registers          Not Applicable.
     (or subregisters) be aggregated for
     calculating entitlements?
                                                    -----------------------------

                                                    -----------------------------
17   Policy for deciding entitlements in           Not Applicable.
     relation to fractions
                                                    -----------------------------

                                                    -----------------------------
18   Names of countries in which the entity        Not Applicable.
     has +security holders who will not
     be sent new issue documents

     Note: Security holders must be told
     how their entitlements are to be
     dealt with.

     Cross reference: rule 7.7.
                                                    -----------------------------

                                                    -----------------------------
19   Closing date for receipt of acceptances       Not Applicable.
     or renunciations
                                                    -----------------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


1/1/2003                                                      Appendix 3B Page 3

                                                    -----------------------------
20   Names of any underwriters                     Not Applicable.
                                                    -----------------------------

                                                    -----------------------------
21   Amount of any underwriting fee or             Not Applicable.
     Commission
                                                    -----------------------------

                                                    -----------------------------
22   Names of any brokers to the issue             Not Applicable.
                                                    -----------------------------

                                                    -----------------------------
23   Fee or commission payable to the              Not Applicable.
     Broker to the issue
                                                    -----------------------------

                                                    -----------------------------
24   Amount of any handling fee payable to         Not Applicable.
     brokers who lodge acceptances or
     renunciations on behalf of +security
     holders
                                                    -----------------------------

                                                    -----------------------------
25   If the issue is contingent on                  Not Applicable.
     +security holders' approval, the date
     of the meeting
                                                    -----------------------------

                                                    -----------------------------
26   Date entitlement and acceptance form          Not Applicable.
     and prospectus or Product Disclosure
     Statement will be sent to persons
     entitled
                                                    -----------------------------

                                                    -----------------------------
27   If the entity has issued options, and         Not Applicable.
     the terms entitle option holders to
     participate on exercise, the date
     on which notices
                                                    -----------------------------

                                                    -----------------------------
28   Date rights trading will begin                Not Applicable.
     (if applicable)
                                                    -----------------------------

                                                    -----------------------------
29   Date rights trading will end                  Not Applicable.
     (if applicable)
                                                    -----------------------------

                                                    -----------------------------
30   How do +security holders sell their           Not Applicable.
     entitlements in full through a broker?
                                                    -----------------------------

                                                    -----------------------------
31   How do +security holders sell part of         Not Applicable.
     their entitlements through a broker and
     accept for the balance?
                                                    -----------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


Appendix 3B Page 4                                                      1/1/2003

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
=================================================================================

                                                    -----------------------------
32   How do +security holders dispose of            Not Applicable.
     their entitlements (except by sale
     through a broker)?
                                                    -----------------------------

                                                    -----------------------------
33   +Despatch date                                 Not Applicable.
                                                    -----------------------------


PART 3  -  QUOTATION OF SECURITIES
You need only complete this section if you are applying for quotation of securities


34     Type  of  securities
       (tick one)

(a)     X                  Securities described in Part 1


(b)    [_]                 All other securities

                           Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issues o expiry or conversion of convertible securities

ENTITIES THAT HAVE TICKED BOX 34(a)

ADDITIONAL SECURITIES FORMING A NEW CLASS OF SECURITIES


Tick to indicate you are providing the information or documents

35  [ ]    If the +securities are +equity securities, the names of the 20 largest holders  of  the  additional +securities, and the n

36  [ ]    If the +securities are +equity securities, a distribution schedule of the  additional  +securities  setting  out  the  number  of  holders
           1  -  1,000
           1,001 - 5,000
           5,001 - 10,000
           10,001 - 100,000
           100,001 and over

37  [ ]    A copy of any trust deed for the additional +securities

ENTITIES THAT HAVE TICKED BOX 34(b)
                                     -------------------------------------------
38   Number of securities for which
     +quotation is sought
                                     -------------------------------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


1/1/2003                                                      Appendix 3B Page 5

                                              ----------------------------------
39   Class of +securities for which
     quotation is sought
                                              ----------------------------------

                                              ----------------------------------
40   Do the +securities rank equally in
     all respects from the date of
     allotment with an existing +class of
     quoted +securities?

     If the additional securities do not
     rank equally, please state:
     -  the date from which they do
     -  the extent to which they
        participate for the next
        dividend, (in the case of a
        trust, distribution) or interest
        payment
     -  the extent to which they do not rank
        equally, other than in relation to
        the next dividend, distribution or
        interest payment
                                              ----------------------------------

                                              ----------------------------------
41   Reason for request for quotation
     now

     Example: In the case of restricted
     securities, end of restriction period

     (if issued upon conversion of another
     security, clearly identify that
     other security)
                                              ----------------------------------

                                              ----------------------------------
                                              Number             +Class
                                              ----------------------------------
42   Number and +class of all +securities
     quoted on ASX (including the
     securities in clause 38)
                                              ----------------------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


Appendix 3B Page 6                                                      1/1/2003

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
================================================================================


QUOTATION  AGREEMENT

1 +Quotation of our additional +securities is in ASX's absolute discretion. ASX may quote the +securities on any conditions it

2    We warrant the following to ASX.

     - The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

     -    There  is  no  reason  why  those  +securities  should  not be granted
          +quotation.

     - An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section

          Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

     - Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities be quoted

     - We warrant that if confirmation is required under section 1017F of the Corporations Act in relation to the +securities to be quoted

     - If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time we request that +securities be quoted


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


1/1/2003                                                      Appendix 3B Page 7

3 We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4 We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.


                  /s/ Linton Burns

Signature
                 (Director/Company Secretary)

Date:  6 October 2004


Print name:      Linton Burns

                                    = = = = =

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.


Appendix 3B Page 8                                                      1/1/2003